HARROW HEALTH INC.

NASDAQ: HROW

MARCH 2019

SAFE HARBOR

This presentation contains express "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from Harrow Health, Inc.'s (the "Company" or "Harrow") expectations and projections. Some of these risks and uncertainties include, but are not limited to: the Company's ability to make commercially available its formulations and technologies in a timely manner or at all; market acceptance of the Company's formulations and challenges related to the marketing of the Company's formulations; its ability to obtain intellectual property protection for its assets; its ability to accurately estimate its expenses and cash burn and raise additional funds when necessary; its ability to generate profits from sales of its formulations; risks related to research and development activities; its estimates of the current and potential market size for its technologies and formulations; unexpected data, safety and technical issues; regulatory and market developments impacting compounding pharmacies, outsourcing facilities and the pharmaceutical industry; competition; and market conditions. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q filed with the SEC. Such documents may be read free of charge on the SEC's web site at www.sec.gov. This presentation may refer to non-GAAP financial metrics, specifically adjusted EBITDA and/or adjusted earnings. A reconciliation of any non-GAAP measures with the most directly comparable GAAP measures are included in the Company's press releases, available on its website. All forward-looking statements are qualified in their entirety by this cautionary statement. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Harrow expressly disclaims any intent or obligation to update these forward-looking statements except as required by law. Our compounded formulations are not FDA approved. All trademarks, service marks and trade names included in this presentation are the property of their respective owners.

HARROW HEALTH | INC.

Harrow Health Introduction

VISION

- Mitigate investment risk of drug development for the benefit of shareholders and patients

VALUE CREATION

- We *found* pharmaceutical companies
- We *finance* them
- We *own*:
    - large **equity stakes**, and
    - **royalties** on many of the drug candidates they develop

HARROW HEALTH INC.

Harrow Health Introduction

HARROW HEALTH INC.

Subsidiaries	Deconsolidated businesses	Royalty opportunities
ImprimisRx	Eton Pharmaceuticals – 20%	Eton's CT-100
Park Compounding	Surface Pharmaceuticals, Inc. – 30%	Surface's SURF-100
Mayfield Pharmaceuticals*	Melt Pharmaceuticals – 44%	Surface's SURF-200, 201
Radley Pharmaceuticals*		Surface's SURF-300, 301
		Melt's MELT-100**
		Mayfield's MAY-66
		Mayfield's MAY-88
		Radley's RAD-100, 101
		Radley's RAD-200
		Radley's RAD-300

* Pursuing a deconsolidating transaction
** Includes all future label extensions

FINANCIAL METRICS

Consolidated Financials

TRENDS

Revenue Growth:
- $100M rev run rate goal in 2021
- 123% revenue CAGR 2014-2018
- Consolidated revenue grew 55% from 2017-2018
- Q3-Q4 2018 ophthalmology organic revenue growth of 12%
- New ophthalmology product launches expected in 2019

Gross Margins:
- Continued expansion, hit 64% in Q4-2018, an all-time high
- Medium-term (2020-21) Gross margin targets of ≥70%

Profitability:
- Adjusted earnings expected in the second half of 2019



Consolidated Sales
(IN THOUSANDS)
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
2014
2015
2016
2017
2018

HARROW HEALTH INC.

Equity Portfolio

HARROW'S DECONSOLIDATED EQUITY PORTFOLIO ESTIMATED VALUE: $56M (NON-GAAP)*


Melt
$17,500,000
3.5M shares at $5
Eton
$27,475,000
3.5M shares at $7.85
Surface
$11,550,000
3.5M shares at $3.30

*Melt and Surface equity values are estimated and based on the conversion price of Series A preferred stock – their most recently completed financing, which is not a U.S. GAAP measure. Eton value is calculated based on the closing stock market price of Eton's common stock as of Mar. 12, 2019

HARROW HEALTH INC.

Royalty Rights Portfolio

	DRUG CANDIDATE	PROPOSED INDICATION	MARKET OPPORTUNITY	CLINICAL STAGE	ROYALTY RATE
ETON	CT-100	INFANTILE SPASMS, RHEUMATIOID ARTHRITIS	$1.1B+ (Acthar® Gel '17 sales[1])	PRE-CLINICAL	6%
SURFACE	SURF-100	CHRONIC DRY EYE	$1.5B+ (Restasis®/ Xiidra® '17 sales[1])	EXPECT PHASE II DATA IN 2020	4%
	SURF-200, 201	EPISODIC DRY EYE	$1B + (Comp: Kala Pharma)	EXPECT PHASE II DATA IN 2020	4%
	SURF-300, 301	REFRACTORY DRY EYE	$1B+	EXPECT PHASE II DATA IN 2020	6%
MELT	MELT-100	CONSCIOUS SEDATION	$1B+ (Up to 100M U.S. uses annually[2-12])	PHASE III DATA EXPECTED IN 2020/21	UP TO 8%
MAYFIELD	MAY-66 MAY-88	PEYRONIE'S DISEASE INTERSTITIAL CYSTITIS	Up to ~95,000 U.S. men diagnosed annually[1] Up to ~12% of U.S. women affected[13]	PRE-CLINICAL	N/A
RADLEY	RAD-100, 101 RAD-200 RAD-300	RARE DISEASES/ORPHAN INDICATIONS	N/A	PRE-CLINICAL	N/A

HARROW HEALTH INC.

SUMMARY

HARROW HEALTH | INC.

Harrow Health Project 15



Management incentivized to achieve $15 stock price

LEG 1	• Pharmaceutical compounding business is fast growing and cash-flowing
LEG 2	• Equity positions in deconsolidated businesses are now valued at ~$56M* (Non-GAAP)
LEG 3	• Future stream of royalties in diverse portfolio of drug development candidates
FUTURE "LEGS"	• Other 505(b)(1) and 505(b)(2) projects being evaluated

HARROW HEALTH INC.

*Melt and Surface equity values are estimated and based on the conversion price of Series A preferred stock – their most recently completed financing, which is not a U.S. GAAP measure.
Eton value is calculated based on the closing stock market price of Eton's common stock as of March 12, 2019.

APPENDIX AND REFERENCES

HARROW
HEALTH | INC.

References

1. Harrow Health internal business data, including IMS data, 2015-2019, and proprietary surveys, 2015-2019
2. Market Scope, LLC, Comprehensive Report on the Global IOL Market (2013, May).
3. Allen, A. (2007). Vasectomy Risks and Benefits. Retrieved November 08, 2016, from http://www.webmd.com/men/features/ vasectomy-risks-benefits
4. US Market Report Suite for Gastrointestinal Endoscopic Devices 2017 – MedSuite. (2016, August 01). Retrieved January 08, 2017, from https://idataresearch.com/product/us-market-report-suite-for-gastrointestinal-endoscopic-devices-2017-medsuite/
5. Endodontic Facts by the American Association of Endodontists. (n.d.). Retrieved January 07, 2017, from http://www.aae.org/ about-aae/news-room/endodontic-facts.aspx
6. Sklavos, M. M., Spracklen, C. N., Saftlas, A. F., & Pinto, L. A. (2014, February 23). Does Loop Electrosurgical Excision Procedure of the Uterine Cervix Affect Anti-Müllerian Hormone Levels? Retrieved January 08, 2017, from https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3953513/ and Centers for Disease Control and Prevention -United States, 2013. (2016, November 24). Retrieved January 07, 2017, from https://www.cdc.gov/mmwr/volumes/65/ss/ss6512a1.htm
7. Voigt, J., & Mosier, M. (2013, September). A powered bone marrow biopsy system versus manual methods: a systematic review and meta-analysis of randomised trials. Retrieved January 08, 2017, from https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3756462/
8. Internal estimate based on data from National Hospital Ambulatory Medical Care Survey: 2015 Emergency Department Summary Tables https://www.cdc.gov/nchs/data/nhamcs/web_tables/2015_ed_web_tables.pdf
9. ASPS 2015 Plastic Surgery Statistics Report - American Society of Plastic Surgeons. (2015). Retrieved January 8, 2017, from https://d2wirczt3b6wjm.cloudfront.net/News/Statistics/2015/plastic-surgery-statistics-full-report-2015.pdf
10. Internal estimate based on data from S. Amin (2015) ; Trends in Fracture Incidence: A Population-Based Study over 20 Years https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3929546/
11. IMV Medical Information Division, Inc. Benchmark Report MR2013 (2013, July). Retrieved December 15, 2016.
12. LaPointe. Bunion Surgery: A Prospective Clinical Outcomes Study; http://www.podiatryinstitute.com/pdfs/Update_2001/2001_11.pdf
13. Centers for Disease Control and Prevention - United States. (2015, January). Retrieved February 27, 2019, from https://www.cdc.gov/ic/index.html

Published Clinical Data

Kindle, Trevor, MD, et al. (2018, January). Safety and efficacy of intravitreal injection of steroid and antibiotics in the setting of cataract surgery and trabecular microbypass stent. Journal of Cataract and Refractive Surgery.

In a study of 483 eyes undergoing cataract surgery with concomitant trabecular microbypass stent insertion, there were no statistically significant differences in the safety profiles of a study group of 234 eyes receiving an intravitreal injection (pars plana) of 0.2mL of Dropless® at the time of surgery compared to a control group of 249 eyes that received a standard topical regimen postoperatively. To measure safety, intraocular pressure was recorded as were cases of inflammation, cystoid macular edema, infection, or retinal detachments.

Lindstrom, R.L., et al. (2017, February). Dropless Cataract Surgery: An Overview. Current Pharmaceutical Design.

Compliance issues are diminished with Dropless Therapy compared to standard post-surgery topical drop regimens. Cost savings to patients can range from $200 to $600 per cataract procedure. Staff time is reduced without patient, insurance and pharmacy callbacks about eye drop substitutions and confusion over topical regimens. A retrospective review of Dropless Therapy cases found no postoperative endophthalmitis. Post-surgery infection and inflammation rates were similar to reported rates with other alternative prophylactic therapies, such as topical drops.

Tyson, S. L., et al. (2017, January). Clinical outcomes after injection of a compounded pharmaceutical for prophylaxis after cataract surgery: a large-scale review. Current Opinion in Ophthalmology.

No major intraoperative complications associated with the transzonular injection technique. There were no cases of postoperative endophthalmitis. Rates of infection and inflammation reported in this retrospective review of 1,541 cases from 922 patients receiving a transzonular injection of Tri-Moxi-Vanc for prophylaxis after cataract surgery appear similar to reported rates with alternative prophylactic therapies such as topical drops.

Fisher, B. L., & Potvin, R, (2016, July 18). Transzonular vitreous injection vs a single drop compounded topical pharmaceutical regimen after cataract surgery. Current Pharmaceutical Design.

Review of the rationale for reducing topical therapy in cataract surgery prophylaxis, and what is known to date about the efficacy and safety of the Dropless approach. Both groups expressed similar satisfaction with surgery, but patients who received Dropless preferred the overall experience (P=0.01).

HARROW
HEALTH | INC.

12264 EL CAMINO REAL, SUITE 350
SAN DIEGO, CA 92130
(858) 704-4040

IR@HARROWINC.COM
WWW.HARROWINC.COM